Exhibit 99.1

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Company Overview September 2020 EMPOWERING PATIENTS THROUGH KINOME INNOVATION

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe,” "expect," "may,“ "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ development of its drug candidates, including the timing for initiation and completion of clinical trials, the availability of data from these trials and the timing of its regulatory submissions related to these trials. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, the uncertainty regarding the COVID-19 pandemic including its impact on the timing of Aclaris’ regulatory and research and development activities, and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2019, Aclaris’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

Biotechnology Company Focused on the Kinome:
People + Platform + Pipeline

LEADERSHIP

Founded and Led by Physicians and Scientists

- World class ex-Pfizer (kinase) and ex-GSK (immunology) leadership
- Kinome experts skilled at developing kinase targeted medicines

KINect™ PLATFORM

Proprietary Kinase Discovery Engine

- Versatile platform
- Fully integrated discovery and development team
- Advancing small molecule drug candidates to parallel or exceed efficacy of high-value biologics

INNOVATIVE PIPELINE
(investigational drug candidates)

ATI-450 - MK2i

- Oral anti-TNFα, anti-IL1, anti-IL6

ATI-1777 - Topical "Soft" JAK1/3i

- Tissue specific therapy for the potential treatment of moderate-to-severe atopic dermatitis (AD)

ATI-2138 - ITK/TXK/JAK3i

- Oral dual inhibitor of T-cell and cytokine receptors

Development of Small Molecule Therapeutics for Immuno-inflammatory Diseases

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20)

aclaris THERAPEUTICS 3

The Kinase Opportunity
Unlocking the Potential of the Kinome

Medically Important and Productive Target Class

OFEV (nintedanib) capsules 150mg
Bosulif bosutinib
IBRANCE palbociclib
IRESSA
Inlyta axitinib
imbruvica (ibrutinib)
ZELBORAF (vemurafenib) tablets
ICLUSIG (ponatinib) tablets
COMETRIQ (cabozantinib)
gleevec
GILOTRIF (afatinib) tablets
Tarceva erlotinib
ICLUSIG (ponatinib) tablets
Votrient pazopanib tablets
Tykerb (lapatinib)
Jakafi ruxolitinib
SPRYCEL dasatinib
Zydelig (idelalisib) tablets
Caprelsa
Mekinist
XALKORI
Stivarga
SUTENT sunitinib malate
ZYKADIA ceritinib
Nexavar
LENVIMA (lenvatinib) capsules
Tasigna
XELJANZ (tofacitinib citrate)

~36 Marketed Drugs[1]

~$48B[1,2]

Annual Sales of Kinase Drugs

Most Members of the Kinome Remain Unexplored


THE Human Kinome[3]
TK
TKL
STE
CMGC
CK1
AGC
CAMK

518 Members

>90% of the Human Kinome remains undrugged[4]

Creating New Medicines Targeting Previously Inaccessible Kinome Targets

1. Data on file.
2. Oprea TI, et al. Unexplored opportunities in the druggable human genome. *Nature Rev Drug Discov*. Poster Jan. 2017.
3. Manning G, et al. *Science*. 2002;298(5600):1912-1934.
4. Oprea TI, et al. *Nat Rev Drug Discov*. 2018;17(5):317-332.

** All trademarks are the property of their respective owners.
© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20)

aclaris THERAPEUTICS

4

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) •Former SVP, R&D at GSK. •Led discovery and development teams in Immuno-Inflammation and Dermatology leading to multiple successful NDAs, including NUCALA® & BENLYSTA® David Gordon Chief Medical Officer •Former Executive Director, Pfizer Inflammation Research and Leader of Global Kinase Technology Team •>95 publications and patents (>30 total on kinases) Joseph Monahan, PhD EVP, R&D (Head of Discovery) •Former VP Research & Global Head, Pfizer Inflammation, co-leader of Pfizer Licensing Team •Delivered 8 clinical candidates, 6 INDs and 1 NDA in inflammation and cancer Walter Smith SVP, R&D •Former Research Fellow and Director, Pfizer Chemistry •>100 publications and patents (15 total on kinases) •Project Lead for PFE JAK Program Jon Jacobsen, PhD VP, Chemistry •Immunologist/drug discovery leader at pharma (Pfizer & biotech) •Validated JAK 1/3 as target for transplant/RA/psoriasis, leading to approval of XELJANZ® Paul Changelian, PhD VP, Biology •Former research project leader at Pfizer. Director of Chemistry at Mnemosyne, Luc, Cadent. •Inventor of 6 clinical candidates and author of 40 peer reviewed publications and patents David R Anderson, PhD Sr. Director, Discovery, Early Development •Former Exec. Director, Pfizer. Site Head for Medicinal & Structural Chemistry. •>100 patents. •Co-inventor of multiple drug candidates Gary DeCrescenzo SVP, Pharm R&D Experienced R&D Leadership Team Proven Track Record in Immunology and Inflammation 5 * All trademarks are the property of their respective owners.

KINect™ Platform
Developing Kinase Drug Candidates Rapidly & Efficiently

TARGET SELECTION & VALIDATION → KINect Platform – LEAD GENERATION → ASSET GENERATION

Explore 500+ Kinases | **Select Cysteine Kinases** | **Assess Target Confidence**



- >300 Cysteine Kinases
- w/Published Crystal Structures
- Assess Target Confidence:
  - Disease
  - Genetics
  - Safety
  - Distribution

Lead Generation

- Proprietary Chemical Library
- ANALYSIS → MODELING → DESIGN → SYNTHESIS
- Custom Kinase and Immune Assays
- Schrödinger™ Enabled Drug Design

Proprietary Portfolio
- MK2 Inhibitors
- JAK Inhibitors
- ITK Inhibitors

Strategic Partnerships
- Research
- Licensing
- Commercial

Proprietary Library:
High affinity/selective drug scaffolds

Faster Path:
Decrease time to Lead Optimization by half or more

Multiple Approaches:
Design approach specific to each kinase

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20)

aclaris THERAPEUTICS

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KINect™ Platform
Demonstrated Success in Reversible and Covalent MOA

MK2 Inhibitor

- Oral anti-TNF, anti-IL1, and anti-IL6
- Novel approach for a difficult to target kinase
- Broad potential in several immuno-inflammatory diseases

Unique substrate-selective drug design

Tissue Restricted JAK and ITK Inhibitors

- ATI-1777: Skin specific (Soft) topical JAK1/3
- Oral Gut-restricted reversible and irreversible inhibitors
- Goal: comparable clinical efficacy with improved safety profile

Tailoring physico-chemical and potency properties

Covalent ITK Inhibitors

- ITK/TXK/JAK3: Oral and topical T cell kinase inhibitors for autoimmune diseases

Covalent inhibition for difficult-to-target kinase

Small Molecule Therapeutics Targeting Multi-billion Dollar Immunology and Inflammation Markets

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20)

aclaris THERAPEUTICS

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Pipeline

Program	Indication(s)	Preclinical	Phase 1	Phase 2	Phase 3
ATI-450 MK2 Inhibitor *Oral*	Rheumatoid Arthritis				
	COVID-19*				
	Cryopyrin-Associated Periodic Syndrome (CAPS)				
ATI-1777 JAK1/JAK3 Inhibitor *Soft Topical*	Atopic Dermatitis (moderate-to-severe)				
ATI-2138 ITK/TXK/JAK3 Inhibitor *Oral*	Psoriasis, Inflammatory Bowel Disease				
JAK1/JAK3 Inhibitor *Oral, gut-restricted*	Inflammatory Bowel Disease				
ITK/TXK/JAK3 Inhibitor *Oral, gut-restricted*	Inflammatory Bowel Disease				

* This is an investigator-initiated trial sponsored by the University of Kansas Medical Center.

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8

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-450: MK2 Inhibitor (Investigational Drug Candidate) 9

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-450: Small Molecule, Oral MK2 Inhibitor Blocks the Same Targets as Broadly Used Biologics MK2* drives pro-inflammatory cytokine expression • Inhibiting MK2 blocks TNFα, IL1 and IL6, the targets of the following biologics:1 ✓ anti-TNFα: HUMIRA® (adalimumab), ENBREL® (etanercept), REMICADE® (infliximab) ✓ anti-IL1: KINERET® (anakinra), ILARIS® (canakinumab), ARCALYST® (rilonacept) ✓ anti-IL6: KEVZARA® (sarilumab), ACTEMRA® (tocilizumab) ATI-450: Small molecule, oral MK2 inhibitor • Potential alternative to injectable, anti-cytokine biologics and JAK inhibitors for immuno-inflammatory diseases ** All trademarks are the property of their respective owners. * MK2 = Mitogen-activated protein kinase-activated protein kinase 2 1. Data on file. 10

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Rheumatoid arthritis/ Juvenile idiopathic arthritis CAPS Inflammatory Bowel Disease Gout Cardiovascular/ Cerebrovascular Disease Ankylosing spondylitis MK2-driven Cytokines are Central to Many Diseases* TNFα, IL1, IL6 Are Mediators in Numerous Inflammatory Conditions 11 *Singh RK, et al. Pharmacol Reports. 2017;69:746-756. COPD Neutrophilic Dermatoses (Hidradenitis Suppurativa)

Evolution in Understanding a Well-Known Inflammatory Pathway

The Path From p38α to MK2

The relationship of p38α to MK2 is key to overcoming barriers for suppressing TNFα and other pro-inflammatory cytokines

- Global p38α inhibitors have exhibited toxicity and/or lack of sustained efficacy in RA and IBD
- p38α phosphorylates over 60 substrates - yet MK2 drives the proinflammatory node of this pathway
- MK2 has been a high priority therapeutic target since 1999 but has proven very difficult to drug



INFLAMMATORY/STRESS STIMULI
p38α
Anti-inflammatory
Pro-inflammatory
Negative Feedback
Cellular Function
e.g. CREB, C/EBPβ, SP1
MK2
e.g. TAB1, CREB
TNFα IL1β IL6 IL8

* Wang C, et al. *J Exp Med*. 2018;215(5):1315-1325.
* Cheung P, et al. *EMBO J*. 2003;22(21):5793-5805.
* Muniyappa H, et al. *Cell Signal*. 2008;20(4):675–683.
* Ma W, et al. *J Biol Chem*. 2001;276(17):13664-13674.

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Novel Mechanism: Capturing MK2 in an Inactive State


MK2
(white)
p38α
(green)
binding
pocket

Crystal structure of the p38α/MK2 complex


ATI-450
(yellow)

ATI-450 (yellow) docked in the pocket

- In the nucleus, inactive MK2 and p38α dock in a high affinity complex that exhibits a binding pocket formed by juxtaposed walls of both proteins
- ATI-450 binds to both walls of the pocket, stabilizing the complex and preventing MK2 activation

ATI-450 locks MK2 in a catalytically inactive state – a unique MOA

* Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

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aclaris THERAPEUTICS 13

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) • ATI-450 (5µM) was tested vs 193 kinases • >350-fold binding selectivity on all kinases in this panel except p38α and p38β ATI-450 Selectivity: Minimizing Off-Target Inhibition through High Affinity for the p38α/MK2 Complex Assay Fold Selective p38α/MK2 1 p38α/p38tide** 51 MK2/HSP27 >550 Human Kinome Selectivity1 MK2 Pathway Selectivity 1. Wang C, et al. J Exp Med. 2018;215(5):1315-1325. * Data on file. ** Optimized p38 peptide substrate ATI-450 is highly selective for the p38α/MK2 complex vs. other p38 substrates1 Assay Fold Selective p38α/MK2 1 p38α/ATF2 700 p38α/PRAK 750 ATI-450 binds to the p38α/MK2 complex with higher affinity than either p38 or MK2 alone* 0 20 40 60 80 100 120 1 3 5 7 9 11 13 15 1719 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 101 p38α p38β 103 105 107 109 111 113 115 117 119 121 123 125 127 131 129 133 135 137 139 141 143 145 147 151 149 153 155 157 159 161 163 165 167 171 169 173 175 177 179 181 183185189 191 193 14

Animal Models Supporting the Development of ATI-450 in Immuno-Inflammatory Diseases

Therapeutic Area	Animal Model	Reference
Rheumatoid Arthritis/ Psoriatic Arthritis	Mouse Collagen-Induced Arthritis Model • Reduction in clinical arthritis score • Protection of joint histology Rat streptococcal cell wall arthritis model • Protection against bone deterioration • Protection against lethality Inhibition of cellular IL1β mRNA stability & translation	Data on file Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.
Inflammatory Bowel Disease	Adoptive transfer mouse model of colitis • Endoscopy scores show disease control • Decreased inflammatory infiltrate • Protected structural integrity of mucosa	Strasser S, et al. *Integrative Biology.* 2019;11(7):301-314.
Cryopyrin-Associated Periodic Syndromes (CAPS)	Murine NOMID (severe form of CAPS) transgenic model Human CAPS PBMC* IL1β modulation	Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

* PBMC = Peripheral blood mononuclear cells

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15

MK2 – Potential Effect in Rheumatoid Arthritis
ATI-450 regulates cells and cytokines involved in RA



Normal Joint
RA Joint
a
b
Joint capsule
Synovial membrane
Joint space
Cartilage
Synoviocytes
Bone
Pannus
Neutrophil
Osteoclast
Fibroblast
Macrophage
Dendritic cell
T cell
Plasma cell
B cell
Extensive angiogenesis
Mast cell
Hyperplastic synovial lining

Strand V, et al. *Nat Rev Drug Discov.* 2007;6(Jan 2007):75-92.

Cells
Monocyte/Macrophage
Osteoclast
Epithelial Cells
RA Synovial Fibroblast
Chondrocytes
Cytokines
TNFα, IL1β, IL1α
IL6, IL8, IL18, RANKL

ATI-450: for bold items above data on file and Wang C, et al. *J Exp Med*. 2018;215 (5):1315-1325.

MK2 is a key regulator of pathogenic signals in chronic immuno-inflammatory diseases

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© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) In Vivo Preclinical Data of MK2 Pathway Inhibitor ATI-450 Normal Vehicle 450 (5 mpk) Joint Protection in Rat Arthritis Model1 Cytokine Modulation in Orphan Autoinflammatory Disease (CAPS)1 Normal Inflamed Inflamed + ATI-450 Blockade of Gut Inflammatory Infiltrate in Murine Adoptive Transfer Ulcerative Colitis Model2 1. Wang C, et al. J Exp Med. 2018;215(5):1315-1325. 2. Strasser S, et al. Integrative Biology. 2019;11(7):301-314. 0.8 1 1.2 1.4 1.6 1.8 2 2.2 2.4 2.6 2.8 0 5 10 15 20 Paw Volume - ml Study Day Vehicle CDD450 - 10 MPK CDD450 - 5 MPK CDD110 - 1.5 MPK Oral dosing initiated vehicle ATI-450 IL1β (bone marrow fluid) CDD-450 - + - + 0 10 20 30 40 50 60 70 ( p g ) ( n g / m l ) 0 0.5 1.0 1.5 2.0 2.5 3.0 Normal NOMID CDD-450 - + - + Normal NOMID IL6 (serum) ( p g ) 0 10 20 30 40 50 60 70 CDD-450 - + - + Normal NOMID IL18 (bone marrow fluid) ATI-450 ATI-450 ATI-450 ATI-450 PLACEBO 17

Mouse Model: ATI-450 Inhibits RANKL-stimulated Macrophage Differentiation into Osteoclasts (Osteoclastogenesis)

Bone marrow-derived macrophages (BMDM) from NOMID mice

- In CAPS, osteoclastogenesis gives rise to low bone mass (osteopenia)
- (a) When bone marrow derived macrophages (BMDM) from NOMID mice are stimulated with RANKL (RANK ligand), they differentiate into osteoclasts
- (b) ATI-450 blocks this macrophage differentiation



NOMID BMDM
NOMID BMDM
Plus ATI-450
Macrophages
RANKL
stimulation
Osteoclasts
(a)
(b)

* Wang C, et al. *J Exp Med*. 2018;215(5):1315-1325.

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aclaris THERAPEUTICS 18

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Mouse Model: ATI-450 is Efficacious in Murine Collagen-Induced Arthritis (mCIA) 19 Clinical Arthritis Score Joint Histology Score ATI-450 demonstrated broad efficacy in the gold standard mCIA model 1 35 18 21 DBA/1 Mice (12/group) Immunized with bovine collagen/CFA Dosing begins: • Vehicle • ENBREL: 10mg/kg QD • ATI-450 chow 1000ppm Terminate Study • Joint Histopathology • Clinical Arthritis Score monitored daily day 21-35 DBA/1 Mice boosted with bovine collagen/CFA Day 0 2 4 6 8 10 12 14 16 Naïve Placebo Enbrel (10mg/kg)ATI-450 (1000ppm) M e a n ± S E J o i n t S c o r e Meaned ATI-450 Histology Scores 100% 0% 64% 86% ATI-450 Vehicle * Data on file. ENBREL ATI-450

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) 20 Mouse Model: ATI-450 Increases Regulatory T (Treg) Cells in mCIA • The effect of ATI-450 treatment on T cell subsets was evaluated in the mCIA model • A highly significant increase in Treg cells within the CD4+ population was observed with mice treated with ATI-450 • Treg cells are known to be involved in the maintenance of the immune response and have been shown to prevent autoimmune disease1 Naive Vehicle Enbrel ATI-450 (1000) 8 10 12 14 16 18 20 Murine CIA and Tregs F o x p 3 + ( % o f C D 4 + ) p < 0.0001 1 35 18 21 DBA/1 Mice (12/group) Immunized with bovine collagen/CFA Dosing begins: • Vehicle • ENBREL: 10mg/kg QD • ATI-450 chow 1000ppm Terminate Study • Draining lymph nodes analyzed by FACS DBA/1 Mice boosted with bovine collagen/CFA Day * Data on file. 1. Dominguez-Villar M, et al. Nat. Immunol. 2018;19:665-673.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Mouse Model: LPS-Induced TNFα Production ATI-450 demonstrated durable response (no tachyphylaxis) 0 20 40 60 80 100 120 140 160 180 0.5 2 3 4 CDD111 CDD450 ATI-450 % Control Response Weeks on Drug • CDD-111 and ATI-450 administered to mice in feed starting day 1 and continuing through day 28 • At the time point indicated, mice were LPS challenged and blood TNFα levels determined • Global investigational p38 inhibitor CDD-111 lost inhibition over time TNF α * Wang C, et al. J Exp Med. 2018;215(5):1315-1325. 21

Ex Vivo Preclinical Data: ATI-450 Inhibits IL1β Expression in PBMCs from a Patient with CAPS



32°C
MWS
Normal
2
1
0
IL-1β (ng/ml)
ATI-450
ATI-450

- PBMCs were isolated from patients with CAPS and healthy controls.
- In patients with CAPS (Muckle Wells Syndrome), IL1β expression is triggered by exposure to low temperatures.
- PBMCs from patients with CAPS spontaneously produced high amounts of IL1β at 32°C but not at 37°C.

ATI-450 blocks temperature stress induced IL1β production

* Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

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22

ATI-450 Clinical Development

Phase 1 Single and Multiple Ascending Doses

- Safety, PK, Tolerability
- PD (inhibition of TNFα, IL1β, IL6, IL8 & Hsp27)

Phase 2a Clinical Trials

Rheumatoid Arthritis

TNFα driven disease

- 12 wks: ATI-450 vs placebo
- Assess CRP dynamics
- Clinical disease activity
- MRI: wrist synovitis
- Safety and tolerability

CAPS

IL1β driven disease

- 12 wks: open-label
- IL1 biologic withdrawal
- Maintenance of remission
- Safety and tolerability

Demonstrate proof of concept

- Autoinflammatory Diseases
- Inflammatory Bowel Disease
- Psoriatic Arthritis
- Hidradenitis Suppurativa
- Psoriasis
- Gout
- Rheumatoid Arthritis

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aclaris THERAPEUTICS

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ATI-450-PKPD-101
Trial Design and Demographics

Three-Part Study (77 Subjects)

Part A: single ascending dose (SAD) plus food effect (n=32)	**Part B:** multiple ascending dose (MAD) (n=30)	**Part C:** methotrexate (MTX) drug-drug interaction (DDI) (n=15)
• 4 cohorts: 10mg, 30mg, 50mg, 100mg (100mg repeated with high fat meal) • 8 subjects per cohort (6 active, 2 placebo). Single dose after overnight fast	• 3 cohorts: 10mg, 30mg, 50mg all BID for 7 days • 10 subjects per cohort (8 active, 2 placebo)	• 1 cohort: MTX day 1 and 8. ATI-450 on days 2-9 • All dosed with active

Demographics: (All dose groups, all parts):
- Age: Mean 34 years
- Gender: 44 female/33 male
- Race: White-40, Black-32, Other-5

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24

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Most Common Adverse Events (≥2 subjects in the trial) ATI-450-PKPD-101 Safety: ATI-450 Generally Well-Tolerated Preferred Term ATI-450 n (%) (n=48) Placebo n (%) (n=14) Dizziness 6 (12.5) 0 Headache 10 (20.8) 2 (14.3) Upper respiratory tract infection 3 (6.3) 1 (7.1) Constipation 3 (6.3) 1 (7.1) Nausea 2 (4.2) 1 (7.1) Abdominal pain 2 (4.2) 0 Vomiting 0 2 (14.3) Preferred Term ATI-450 n (%) (n=15) Dizziness 7 (46.7) Headache 1 (6.7) Upper respiratory tract infection 1 (6.7) Constipation 0 Nausea 0 Abdominal pain 0 Vomiting 0 SAD/MAD cohorts (blinded) DDI cohort (unblinded ATI-450 + MTX) 1. Dillingh M, et al. Front. Immunol. 2016;7(508):1-9. * Data on file. 25 • No serious adverse events or adverse events that led to discontinuation of study medication • All adverse events were mild in severity and did not interfere with everyday activities • A trend of a decrease in absolute neutrophil count was observed; no correlation with clinical sequelae o This effect is consistent with the pharmacodynamic profile of certain anti-TNF therapies1

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-450-PKPD-101 MAD Pharmacokinetics: Dose Proportional PK 26 Mean (SD) plasma concentration-time profiles of ATI-450: Day 7 t½ = 9-12 hours * Data on file

ATI-450-PKPD-101: Day 7 MAD PD Marker Time Dependence

Target Biomarker pHSP27 and Cytokines TNFα and IL1β



Day
1
2
3
4
5
6
7
ATI-450 BID
Blood for ex vivo assay
predose
4 hr
12 hr

pHSP27



pHSP27
pHSP27 Production (% Predose)
175
150
125
100
75
50
25
0
Placebo
10mg
30mg
50mg
Day 1 (Predose)
Day 7 (4hr)
Day 7 (12hr)
Time

TNFα



TNFα
TNFα Production (% Predose)
125
100
75
50
25
0
Placebo
10mg
30mg
50mg
Day 1 (Predose)
Day 7 (4hr)
Day 7 (12hr)
Time

IL1β



IL1β
IL1β Production (% Predose)
125
100
75
50
25
0
Placebo
10mg
30mg
50mg
Day 1 (Predose)
Day 7 (4hr)
Day 7 (12hr)
Time

- ATI-450 dosed orally BID for 7 days in healthy subjects at doses of 10mg, 30mg and 50mg
- Day 1 (predose) is from blood taken on day 1 just prior to the first dose of ATI-450
- Samples ex vivo stimulated with LPS
- Data expressed as mean +/- SEM

* Data on file

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© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-450-PKPD-101: Day 7 MAD PD Biomarker Time Dependence Cytokines IL8 and IL6 • ATI-450 dosed orally BID for 7 days in healthy subjects at doses of 10mg, 30mg and 50mg • Day 1 (pre-dose) is from blood taken on day 1 just prior to the first dose of ATI-450 • Samples ex vivo stimulated with LPS • Data expressed as mean +/- SEM Day 1 2 3 4 5 6 7 predose 4 hr 12 hr ATI-450 BID Blood for ex vivo assay 28 * Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) 29 *IC80 values generated with all SAD/MAD exposure data using the Emax model in WinNonlin ** 50 mg BID MAD Cohort 50 mg BID Ctrough = 87.9 ng/ml 50 mg BID Cmax = 215 ng/ml The MAD 50mg BID cohort achieved systemic drug concentrations in excess of IC80 for pHSP27, TNFa, IL1b and IL8 at Cmax (3.5-6.0X) and Ctrough (1.4-2.4X). Biomarker *IC80 ng/ml **Ctrough Multiple of IC80 **Cmax Multiple of IC80 pHSP27 36.7 2.4x 6.0x TNFa 62.6 1.4x 3.5x IL1b 40.8 2.2x 5.4x IL6 747.8 0.1x 0.3x IL8 38.8 2.3x 5.6x ATI-450-PKPD-101 Multiples of Cytokine IC80 Across Dosing Interval * Data on file.

In Vitro Model: *ATI-450 Inhibited IL1b-Stimulated Cytokines in Human Whole Blood*



IL1β-Stimulated HWB
% IL-1b Stim
120
100
80
60
40
20
0
0.0001
0.001
0.01
0.1
1
10
ATI-450-13 (µM)
IL-6
IL-8
TNF-a

Cytokine	IC_{80} (ng/ml)
TNFα	31 ± 6
IL6	41 ± 20
IL8	40 ± 12

- ATI-450 was added to freshly isolated human whole blood for 1 hour and stimulated with IL1β (10 ng/ml) for 5 hours
- Cytokines were measured by Meso Scale Discovery technology.

* Data on file.
HWB = Human Whole Blood

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30

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-450 Inhibited Additional CRS-Related Proteins in HWB Ex Vivo LPS-Stimulated HWB from SAD/MAD Study 31 Marked Inhibition of CRS Cytokines by ATI-450 in Phase 1 Trial *Data on file. 0 25 50 75 100 125 GMCSF IL2 MIP1a IFNg Analyte Production (% Predose) Analyte: Cytokine or Chemokine ATI-450 Modulation of LPS-stimulated Cytokine/Chemokine Production (% Predose) SAD: 100mg (1 hr) MAD: 50mg BID, Day 7 (4 hr) Predose

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-1777 (Topical “Soft” JAK Inhibitor) (Investigational Drug Candidate) 32

Atopic Dermatitis Opportunity

Atopic dermatitis (AD) is a chronic, pruritic inflammatory skin condition[1]

- ✓ The prevalence rate for AD (US) is 10-12% in children and 0.9% in adults[2]
- ✓ Market projected to be $8-12 billion at peak (moderate-to-severe AD)[3]
- ✓ Systemic and topical JAK inhibition has demonstrated promising results in AD clinical trials[4]

Approach	Status
• Comparable efficacy to other topical JAKs but "soft" drug to minimize the potential for systemic immunosuppression • JAK1/3 selective to minimize JAK2 inhibition toxicity • Deliver in a patient-friendly formulation • Patients with moderate to severe AD	• IND allowed • Next key milestone: First In Human Trial - 2H2020 • Plan to study in patients with moderate to severe AD

1 https://emedicine.medscape.com/article/1049085-overview. Last accessed 5-26-20.
2 https://emedicine.medscape.com/article/1049085-overview#a8. Last accessed 5-26-20.
3 Auster M, et al. Something Big Is Getting Bigger [research note]. *Credit Suisse Equity Research*; 2019.
4 Shreberk-Hassidim R, et al. *J Am Acad Dermatol.* 2017;Apr;76(4):745-753.

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33

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) • Single application of 2% ATI-1777 development formulation significantly inhibits IL15 (JAK1/3) induced gene induction (CCL8). Porcine Model: ATI-1777 Blocks IL15 Induced CCL8 mRNA in Skin Apply formulation to back of pig, wait 1 hr Intra-dermal Injection of porcine IL15, wait 3 hr Harvest 6 mm biopsy, prepare RNA, measure CCL8 by qPCR * Data on file 34

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) • No adverse effects noted (10% body surface area, QD) • Bleeds at 0.5, 1, 2, 4, 8, 12, and 24 hours post-application: Days 1 and 6 • All plasma samples were below limit of quantification (<0.50 ng/mL) – well below cellular IC50 Minipig Model: ATI-1777 Non-clinical Safety Program TK Data Tolerability/Toxicokinetic with 7-day dermal administration (non-GLP) 1. Data on file. 2. Chen X, et al. Clin Pharmacol Drug Dev. 2013;3(1):34–42. 3. Punwani N, et al. Br J Dermatol. 2015;173:989–997. HUMAN2,3 MINIPIG1 35

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-2138 (ITK/TXK/JAK3 Inhibitor) (Investigational Drug Candidate) 36

ATI-2138: Covalent ITK/TXK/JAK3 (ITJ) Inhibitor

- ATI-2138 covalently blocks ITK/TXK/JAK3[1]
  - ✓ Potential for synergistic efficacy
    - ITK/TXK required for T-cell receptor (TCR) signaling
    - JAK3 required for γc cytokines (IL-2/4/7/9/15/21)
  - ✓ PD effects persist after plasma clearance
- ATI-2138 is selective for T-cell signaling[2,3]
  - ✓ Drugs like cyclosporine (CsA) inhibit calcineurin which is widely expressed
  - ✓ ATI-2138 targets unique kinases expressed only in immune cells
- ATI-2138 may potentially treat T-cell mediated autoimmune diseases[4,5]



APCs
TCR/CD3
ATI-2138
T cells
Proliferation
Differentiation
T cell
T cell
T cell
T_H Cells
γ_c Cytokines
ATI-2138
T cells
NK cells
pSTAT5

1. Data on file.
2. Graham RM. *Cleve Clin J Med.* 1994;61(4):308-313.
3. Siliciano JD, et al. *Proc Natl Acad Sci U S A.* 1992;89(23):11194–11198.
4. Robinson MF, et al. [published online ahead of print, 2020 May 18]. *Arthritis Rheumatol.* 2020.
5. Russell SM, et al. *Science.* 1995;270(5237):797-800.

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37

ATI-2138 is a Potent Covalent Inhibitor


ATI-2138
Covalent bond between
ITKcys and ATI-2138

Co-Crystal Structure of ATI-2138/ITK - shows ATI-2138 covalent binding to ITK

Cellular Inhibition of JAK and ITK/TXK

Assay Description	ATI-2138 IC_{50} (nM)	Assay
ITK/TXK activity	7	Jurkat pPLCγ-1
JAK1/3 activity	20	PBMC pSTAT-5
Both ITK/TXK and JAK3	13	HWB αCD3/IL15 IFNγ
BTK activity	52	Ramos pPLCγ-2

ATI-2138 potently inhibits ITK/TXK and JAK3 in cells and in whole blood

* Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20)

aclaris THERAPEUTICS 38

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) ATI-2138 reduced inflammation and bone mineral density loss Rat Adjuvant Induced Arthritis (AIA) Model: ATI-2138 Reduced Inflammation and Protected Bone VEH QD ATI-2138-10-QD ATI-2138-30-QD ATI-2138-5-BID ATI-2138-15-BID 120 140 160 180 200 220 ATI-2138 bone mineral density in rat AIA study B M D ( m g / c m 2 ) **** **** **** **** **** p <0.00001 Adjuvant induced bony destruction of rat hindlimb Preservation of Joint Material with ATI-2138 * Data on file ATI-2138 Vehicle ATI-2138-10-QD ATI-2138 30 QD ATI-2138 5 BID ATI-2138 15 BID 7 8 9 10 11 12 A n k l e D i a m e t e r , m m Day 23 ankle diameter Measure ankle diameter Weigh every other day Male Lewis Rat Day 0 Inject with adjuvant Day 6 Begin PO dosing of ATI-2138 Day 12 Day 23 Histology, BMD 39

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Mouse Model: ATI-2138 is Efficacious in mCIA 40 Clinical Arthritis Score Joint Histology Score In the gold standard mCIA model, ATI-2138 demonstrated efficacy superior to ENBREL 1 35 18 21 DBA/1 Mice (12/group) Immunized with bovine collagen/CFA Dosing begins: -Vehicle -ENBREL: 10mg/kg QD -ATI-2138 chow: 100/300/10000ppm Terminate Study • Joint Histopathology • Clinical Arthritis Score monitored daily day 21-35 DBA/1 Mice boosted with bovine collagen/CFA Day ENBREL ATI-2138 0 2 4 6 8 10 12 14 16 Naïve Placebo Enbrel (10mg/kg) ATI-2138 (100ppm) ATI-2138 (300ppm) ATI-2138 (1000ppm) M e a n ± S E J o i n t S c o r e Meaned ATI-2138 Histology Scores 100% 0% 64% 92% 99% 100% ATI-2138 Vehicle Clinical Arthritis Score ENBREL ATI-2138

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Empowering Patients Through Kinome Innovation Cash Position $68 million as of June 30, 2020 Commitment to Patients Focus on addressing the needs of patients with immuno-inflammatory diseases who lack satisfactory treatment options Research and Development Scientific leadership in immuno-inflammatory diseases Executive Team Proven track record of R&D and business development Pipeline Multiple therapeutic programs ranging from discovery to clinical development Intellectual Property Global IP estate KINect™ Technology Platform Proprietary discovery engine enables targeted design of novel drug candidates IP 41

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) Key Milestones Program/Milestone 2020 2021 1Q 2Q 3Q 4Q 1Q 2Q ATI-450 (MK2 Inhibitor) Phase 1 Data (SAD/MAD) ✓ Initiate Phase 2a Trial in Rheumatoid Arthritis ✓ Phase 2a Data in Rheumatoid Arthritis Initiate Phase 2a Trial in CAPS ATI-1777 (Topical “Soft” JAK Inhibitor) Submit IND ✓ Initiate Phase 2a Trial in Moderate to Severe Atopic Dermatitis ATI-2138 (ITK/TXK/JAK3 Inhibitor) Submit IND 42

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0508 09/20) EMPOWERING PATIENTS THROUGH KINOME INNOVATION THANK YOU